UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-27918 (Commission File Number)	13-3070826 (IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 27, 2009, Century Aluminum Company (the “Company”) and Glencore AG (“Glencore”) amended the terms of the Standstill and Governance Agreement dated July 7, 2008, between the Company and Glencore. This amendment increases the percentage of the Company’s voting securities that Glencore may acquire prior to April 7, 2009, and will allow Glencore to exercise voting rights with respect to any shares of the Company’s common stock it purchases in the Company’s public offering of common stock in connection with which the Company filed a preliminary prospectus supplement (the “Prospectus”) on January 27, 2009. Except as amended, the Standstill and Governance Agreement remains in full force and effect. The Company intends to file a copy of this amendment with its 2008 Annual Report on Form 10-K.

Item 2.02	Results of Operations and Financial Condition.
On January 27, 2009, the Company disclosed information in the Prospectus regarding the Company’s preliminary results of operations and financial condition for the fiscal year ended December 31, 2008 and the fiscal quarter ended December 31, 2008. While the Company intends to release its fourth quarter 2008 and full year 2008 audited financial results, per its normal process and schedule, around the third week of February 2009, the Company estimated that it had shipments of approximately 804,000 metric tons of primary aluminum in 2008 with net sales of approximately $2.0 billion. The Company also disclosed other information regarding results of operations and financial condition for the fiscal year ended December 31, 2008 and the fiscal quarter ended December 31, 2008 under the captions “Prospectus Supplement Summary-Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which sections are furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
In response to this Item, the disclosure above under Item 2.02 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

99.1
Information included in the Prospectus under the captions “Prospectus Supplement Summary—Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (incorporated by reference to such sections of the Preliminary Prospectus Supplement filed by the Company on January 27, 2009 under Rule 424(b)(5) under the Securities Act of 1933, Registration No. 333-143315).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	January 27, 2009	By:	/s/ William J. Leatherberry

			Name:	William J. Leatherberry
			Title:	Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1
Information included in the Prospectus under the captions “Prospectus Supplement Summary—Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (incorporated by reference to such sections of the Preliminary Prospectus Supplement filed by the Company on January 27, 2009 under Rule 424(b)(5) under the Securities Act of 1933, Registration No. 333-143315).